Exhibit 31.1

MARINA BIOTECH, INC.

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Vuong Trieu, Ph.D., certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q/A of Marina Biotech, Inc.

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

By:	/s/ Vuong Trieu
Name:	Vuong Trieu, Ph.D.
Title:	Executive Chairman
(Principal Executive Officer)
Date:	February 9, 2018